Exhibit 10.29

LETTER AGREEMENT NO. 3

TO GTA No. 1-2299982290

December 22, 2017

Willis Lease Finance Corporation

773 San Marin Drive, Suite 2215

Novato, CA  94998

Re:       Purchase of three (3) new General Electric Company model [*] aircraft engines, two (2) used General Electric Company model [*] aircraft engines, and option to purchase one (1) new General Electric Company model [*] aircraft engine by Willis Lease Finance Corporation

WHEREAS, General Electric Company, acting through its GE Aviation business unit (hereinafter individually referred to as “GE” or “Seller”), and Willis Lease Finance Corporation, a corporation organized under the laws of Delaware, U.S.A. (hereinafter individually referred to as “WLFC” and together with any of its affiliates to which title may be caused to be transferred, “Buyer”) (GE and WLFC being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement 1-2299982290 dated May 26, 2010, (as heretofore supplemented and amended, the “GTA”); and

WHEREAS, the GTA contains the applicable terms and conditions governing the sale by GE and the purchase by Buyer of Spare Engine or [*], related equipment and spare parts therefor in support of Buyer’s GE powered fleet of aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.   Purchase by Buyer.  Buyer agrees to purchase and take delivery of one (1) - spare [*] and two (2) spare [*] (the new “Spare Engines or  [*]”) [*] and two (2) used  spare [*] Engines (the used “Spare Engines”), with the option to purchase one additional new [*] Spare Engine [*], direct from GE in accordance with the delivery schedule set forth in Attachment A hereto (the “Spare Engines or [*] Delivery Schedule”) on a specific date to be agreed between Buyer and Seller (the “Delivery Date”) in both used and factory new condition, in accordance with the terms and conditions as set forth herein and as further described in the Acceptance Certificate, Attachment H for such Engine or [*].   The purchase of the Spare Engines or [*] is subject to the terms and conditions of the GTA and this Letter Agreement, including Attachment B and Attachment C.

1.A      Transfer of Title, Delivery   Seller shall transfer to Buyer upon Delivery, as such term is defined herein below, good and marketable title to the new Spare Engines or [*]. Buyer and Seller have agreed the delivery location for such Spare Engines or [*] shall be the Seller’s facility at Peebles, Ohio (the “Delivery Location”). Title shall pass to Buyer at

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
(subject to restrictions on first page)

the Delivery Location.  Buyer is responsible for transportation and Delivery shall be Ex-Works at the Delivery Location.

Seller shall transfer to Buyer good and marketable title to the used Spare Engines over international waters.  Title and risk of loss shall occur at the time of transfer.

1.B       Security Interests.  Upon Delivery, the Spare Engines or [*] shall be free and clear of all security interests including without limitation any mortgage, chattel mortgage, charge, pledge, lien, conditional sale agreement, title retention agreement, equipment trust agreement, lease, encumbrance, assignment, right of set-off or any other agreement or arrange having the effect of conferring security.

1.C      Purchase Price

i) New Spare Engines or [*].

Subject to and contingent upon Buyer purchasing and taking delivery of all [*] new Spare Engines, and based on Spare Engine pricing in Attachment B, subject to escalation per Attachment B-1, GE agrees to provide Buyer with a new Spare Engine or [*] allowance in the form of a [*] % discount off the Basic Engine, [*] and [*] price. This discount will be made available to Buyer as a credit on the invoice issued by GE for each Spare Engine or [*] purchased by Buyer, with delivery schedules as noted in Attachment A. For avoidance of doubt, the [*] % discount does not apply to the [*]in Attachment F.  The full Purchase Price for the December deliveries shall be paid on or before the Delivery Date.  For the [*] option, Buyer shall make a [*] % down payment within thirty (30) days of exercising its option to purchase the Spare Engine pursuant to this Letter Agreement with the balance due on or before the Delivery Date. All payments shall be made in the currency of the United States of America by wire transfer of immediately available funds to the account listed on GE’s invoice.   If Buyer requests, GE shall provide commercially reasonable efforts to assist Buyer in purchasing neutral QEC kits from third-party vendors.

ii) Used Spare Engines

The purchase price for each of the two (2) used spare [*] Engines is $[*] in December 2017. With respect to the technical documentation and engine records for the two used [*] Spare Engines required by the Buyer to perform the pre-purchase inspections prior to the Delivery Date, Buyer will agree to the following minimum list of records, subject to review and acceptance by Buyer, for each used Spare Engine, and Seller agrees that all remaining technical documentation and engine records for the two used [*]  Spare Engines requested, and subject to review and acceptance by Buyer, will be provided by GE no later than the 15th January 2018:

(i)  The up-to-date LLP data sheets dated as of 11/30/2017;

(ii) Clean Non-Incident Statement signed by the current operator as of the Delivery Date; and

(iii) Full back-to-birth trace on the commercial title.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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GE confirms that (i) GE sold the two used Spare Engines [*] as engines to be installed on the [*] Airlines operated aircraft, (ii) [*] sold these to [*] Airlines as installed engines, and (iii) [*] Airlines transferred these to GE.  GE assures Buyer that it is making best efforts to obtain the bill of sale from [*] to [*] Airlines for these two used Spare Engines.

Notwithstanding the above Buyer agrees to pay the purchase price for each of the two used Spare Engines on or before the Delivery Date.

The purchase price is based on [*] thrust rating and includes [*], and [*] in Attachment F, and the neutral QEC listed in Attachment G, and engine stands and bags.  Immediately upon title transfer, GE shall lease these used Spare Engines from Buyer for a ([*]) month term and ([*]) month term, respectively.  at a lease rate of [*] for each used Spare Engine pursuant to a mutually agreed to General Terms Agreement and Lease Agreement.

GE shall provide Customer with [*] permanent thrust upgrade from [*] to [*] for Engine Serial Numbers [*] and [*] no later than the expiration of their respective lease terms.

For each of the two (2) [*] Engines, [*] and [*]. Seller shall be responsible for the full performance restoration (the services performed during a shop visit in which, at a minimum, the combustor and high-pressure turbine are exposed and subsequently refurbished) including a full [*] upgrade to be accomplished during the [*] -month and [*] -month lease terms at the next shop visit and no later than the end of the lease agreement for each used Spare Engine. Buyer and Seller and such shop visit workscope is to be agreed between Buyer and GE) in compliance with each lease agreement The parties acknowledge the cost associated with each [*] upgrade is $[*] which is included in the Purchase Price and has been prepaid for by Buyer. For the avoidance of doubt, Buyer shall not be responsible for any additional payment for such full performance restoration shop visit and [*] and [*] upgrade of each Engine including the costs associated with the removal, repair and/or replacement of parts exposed during such shop visit. Payment in full shall be made on or before the Delivery Date. All payments shall be made in the currency of the United States of America by wire transfer of immediately available funds to the account listed on GE’s invoice.

E.   Pre-purchase Inspection

Buyer shall be given the opportunity to inspect the new and used Spare Engines and its associated records prior to the respective Delivery Dates, at Buyer’s cost.  For the purposes of the inspection related to the used Spare Engine GE shall provide or cause to provide the related Engine records including but not limited to the non-incident statements reasonably required for Buyer to assess the used Engines.  Promptly after such inspection, Buyer shall notify GE in writing either that the new and used Spare Engines do or do not meet the requirements set forth in the GTA and Letter Agreement. Following such inspection and until delivery of the new or used Spare Engines to Buyer hereunder, GE will ensure that the new or used Spare Engines remains properly stored if it is not currently in service, and GE will not allow any parts to be removed from the new or used Spare Engines.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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If the new or used Spare Engines are lost, confiscated, damaged, destroyed or otherwise rendered unfit or unavailable for use prior to the Delivery Date, or if the new or used Spare Engines do not meet the requirements set forth in the GTA and Letter Agreement following the inspection, the Buyer will not be liable to purchase the applicable new or used Spare Engines and GE shall (i) propose an equivalent replacement engine for Buyer to purchase, (ii) promptly refund any progress payments made with respect to the new or used Spare Engines and the cancellation fees set forth in Attachment C shall not apply, or (iii) upon mutual agreement of the Parties to repair to bring new or used Spare Engines into compliance with the requirements set forth in the GTA and Letter Agreement.  Immediately upon the delivery of each Spare Engine to Buyer on the respective Delivery Date, Buyer shall execute and deliver to GE a Certificate of Acceptance in the form attached hereto as Attachment H and GE shall provide Buyer with a Bill of Sale in the form attached hereto as Attachment I.

1.F   New [*] ESN [*].  Immediately upon title transfer of the new Spare Engine with ESN [*] to Buyer, [*] shall lease the new Spare Engine from Buyer for a [*] year period at a lease rate of [*] dollars per day pursuant to a mutually agreed to General Terms Agreement and Lease.  [*].

2.   Repurchase Option.  In order to assure that an adequate supply of GE Spare Engines are available to support the worldwide operating fleet of GE powered aircraft, GE reserves the option, for a limited period of time following the sale of Spare Engines to Buyer, to repurchase Spare Engines which Buyer proposes to utilize for other than its own operating purposes, other than (i) a sale to an affiliate or an owner trustee for the benefit of an affiliate or (ii) an offer to sell such Engine to a bona fide third party leasing company, investment fund, bank or other purchaser while such Engine is subject to a bona fide lease to an airline operator, and Customer remains as servicer until the re-purchase option is satisfied. Accordingly, if prior to the accumulation of [*] Flight Hours on any Spare Engine sold hereunder, Buyer elects to a) offer such Spare Engine including neutral QEC for resale or b) undertake action to cause components or parts of such Spare Engine to be made available for sale, Buyer shall give GE prompt advanced written notice of such determination (“Buyer’s Notice”). Promptly upon receipt of such notice, GE shall have the option to repurchase the Spare Engine from Buyer (the “GE Repurchase Option”) at the lower of (i) the net price (the GE quoted spare engine price less any allowances or other credits available to, and exercised by, Buyer) at which such Spare Engine was sold by GE to Buyer, plus the actual cost of any QEC, [*], [*] or additional equipment purchased by Buyer and installed on the Spare Engine, less an amount to cover any use and operation of the Spare Engine which, as agreed by the Parties, shall be equal to then current restoration charges per operating hours and cycles applicable to the equivalent GE lease pool engine; or (ii) any lower amount contained in any current, bona fide offer made to Buyer by a third party for such Spare Engine including the actual cost of any QEC, [*], [*] or additional equipment purchased by Buyer and installed on the Spare Engine. If requested by GE, an independent expert, jointly designated by GE and Buyer, shall verify such offer while maintaining in confidence the identity of such third party. GE shall give Buyer notice of its decision to decline or exercise such GE Repurchase Option within [*] business days of its receipt of Buyer’s Notice. Fulfillment by GE of GE Repurchase Option shall be conditional

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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upon technical inspection, review and acceptance of the Spare Engine and its records by GE and the execution of a mutually acceptable purchase agreement. If GE Repurchase Option “i” is exercised by GE, upon completion of the repurchase, GE shall restore to Buyer’s account any allowances or credits applied to reduce the GE quoted spare engine price.

3.   [*] Engine Stands and Bags.  [*]

4.   Disclaimers.

The Warranty for the new and used Spare Engines is set forth in Attachment D; however the Warranties for the used Spare Engines would be the remaining warranty period under the applicable Warranty.  For the avoidance of doubt Parts in the used Spare Engines remain eligible for coverage under the Warranty Plan. EXCEPT FOR THE WARRANTIES SET FORTH IN THE GTA SELLER HEREBY DISCLAIMS AND BUYER HEREBY WAIVES ANY AND ALL REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, DEALING OR USAGE OF TRADE, AND ALL OBLIGATION AND LIABILITY IN TORT, NEGLIGENCE OR STRICT LIABILITY, AS TO AIRWORTHINESS, CONDITION OR DESIGN OF THE SPARE ENGINES OR [*] OR ANY PART THEREOF, AND BUYER HEREBY WAIVES, RELEASES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY, OBLIGATION OR LIABILITY.

5.   Technical Publications and Date

Upon Buyer’s written request, GE, at no additional cost to Buyer, shall provide Buyer with the electronic technical manuals, including revisions thereof, as applicable for Spare Engine model. Electronic technical manuals will be made available by GE to Buyer through GE Sites. All electronic technical manuals provided by GE shall be in the English language and in accordance with mutually agreed upon provisions of the ATA 2200 Specification or S1000D Specification, at GE’s option.

6.   Technical Training

A.  Scope:

The training furnished under this Agreement shall be as follows:

•      Product – as previously defined in this Agreement ([*]  Spare Engines).

•      Quantity – [*]  Student-Days* at no charge shall be provided to Customer for each [*]  new and used Spare Engine delivered.

•      Courses – detailed in training catalog.

* Student-Days = the number of students multiplied by the number of class days

Upon Customer’s written request, GE will provide a quotation for technical training.

The courses will be detailed in the GE training catalog:

   Standard Line Maintenance Training

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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o   General Familiarization

o   PowerPlant Line & Base Maintenance

o   Borescope Inspection

Student shall be an employee of the Customer, unless written approval received from GE prior to scheduling the training.

The Customer Support Manager, in conjunction with appropriate GE Training representatives, will be available to conduct a review session with Customer to schedule required training.

B.   Training Location

Unless arranged otherwise with GE concurrence, training shall be provided by GE in English at one or more of the GE designated facilities identified in the training catalog.

If an alternate site is desired, GE will furnish a quotation with following minimum conditions that must be met in order to deliver “equivalent” training at the alternate site.

1.       Customer will be responsible for providing acceptable classroom space and equipment – including engines, special tools, and hand tools required to conduct the training.

2.       Customer will pay GE’s travel and living charges for each GE instructor for each calendar day, or fraction thereof, such instructor is away from GE’s designated facility, including travel time and administrative fees.

3.       Customer will pay for round-trip transportation for GE’s instructors and shipment of training materials between the designated facility and such alternate training site.

C.  Customer Responsibility

During engine maintenance training at any of the GE designated facilities, Customer shall be responsible for its personnel’s typical expenses such as:

•     Air and ground transportation expenses

•     Lodging (hotel accommodations)

•     Meals

•     All Medical – physicians, medication, emergencies, etc.

•     Other various and sundry expenses (visits to other businesses, entertainment, etc.).

Customer will be responsible for shipping costs of training materials in all cases.

7.   Notices.  All notices under, or in connection with, this Letter Agreement will be given in writing by means of an overnight courier service or facsimile transmission, with a copy by e-mail, to the respective addresses or facsimile numbers given below or such other address or facsimile number as the recipient may have notified to the sender in writing.  Any notice is deemed given when received by the recipient (or if receipt is refused by the recipient, when so refused).

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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To Buyer	To General Electric Company
Willis Lease Finance Corporation 773 San Marin Drive, Suite 2215 Novato, CA 94998 Attention: General Counsel Telephone: Email:	GE Aviation One Neumann Way, MD F104 Cincinnati, OH 45215 Attention: General Counsel, Commercial Engine Operations Telephone: Email:

8.   Miscellaneous.

a)         Benefit of Agreement.  Neither Buyer nor Seller shall assign or transfer all or any of its rights or obligations under this Letter Agreement; provided, however, WLFC may cause any affiliate to take title to any Engine at Delivery in accordance with this Letter Agreement and the GTA.

b)         Counterparts.  This Letter Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.   The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA.  In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence.  Terms which are capitalized but not otherwise defined herein shall have the meaning given to them in Article I of the GTA.

10. Confidentiality of Information. This Letter Agreement contains information specifically for Buyer and GE, and nothing herein contained shall be divulged by Buyer or GE to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except that prior written consent shall not be required (i) for disclosure by GE of this Letter Agreement, to an Engine program participant, joint venture participant, engineering service provider or consultant to GE so as to enable GE to perform its obligations under this Letter Agreement or to provide informational data; (ii) for disclosure by Buyer of this Letter Agreement and related  data given by GE to Buyer to Buyer’s subsidiaries and affiliates, including, Willis Engine Structured Trust III, Willis Engine Securitization Trust II, Willis Aeronautical Services, Inc., Willis Asset Management Limited, CASC Willis Engine Lease Company Limited and Willis Mitsui & Co Engine Support Limited; (iii) to the extent required by Government agencies, by law, or to enforce this Letter Agreement; and (iv) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by the provisions of this paragraph.  In the event (i), (ii) or (iv) occur, suitable restrictive legends limiting further disclosure shall be applied.  In the event this Letter Agreement, or other GE information or data is required to be disclosed or filed by government agencies by law, or by

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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court order, Buyer shall notify GE at least [*] days in advance of such disclosure or filing and shall cooperate fully with GE in seeking confidential treatment of sensitive terms of this Letter Agreement.

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

WILLIS LEASE FINANCE CORPORATION	GENERAL ELECTRIC COMPANY

SIGNATURE	SIGNATURE

PRINTED NAME	PRINTED NAME

TITLE	TITLE

EXECUTION DATE	EXECUTION DATE

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT A

Spare Engines or  [*] Delivery Schedule

Spare Engines or [*] Qty.	Engine Type	ESN	Delivery Dates
3	New [*]	[*], [*] &[*]	By [*] As mutually agreed by the Parties
*1 Option	New [*]	[*]	By [*] As mutually agreed by the Parties
2	Used [*]	[*] &[*]	By [*] As mutually agreed by the Parties

* GE agrees to provide Buyer with a new Spare Engine or [*] allowance in the form of a [*] % discount off the Basic Engine, [*] and [*] price.  GE agrees to provide, [*], one (1) [*]  rollover stand or split stand depending on if the Buyer elects to purchase a [*] or [*] Engine.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT B - PRICE

[*] Basic Engine	[*] [*] [*]

BASE PRICES FOR NEW [*] SPARE ENGINE

Prices Applicable to Deliveries through June 30, 2018

Item 1. [*] Basic Engine [*] [*]*	Base Price January 2017 US Dollars [*] $ [*] $ [*] $ [*]

A.  Base prices are effective for basic Spare Engine (including associated equipment and maximum climb thrust increase), Option Equipment and Modules delivered to WLFC by GE on or before [*].  The base prices are Ex Works, Evendale, Ohio, or point of manufacture, subject to adjustment for escalation, and WLFC shall be responsible, upon delivery, for the payment of all taxes, duties, fees or other similar charges.

B.  The selling price of [*] basic Spare Engine, Optional Equipment and Modules ordered for delivery after the period set forth in Paragraph A above shall be the base price then in effect, which base price shall be subject to adjustment for escalation in accordance with GE’s then-current escalation provisions.

C.  [*] pricing is for reference only.  Actual price will be based on vendor catalog price in effect at the time of delivery.

D.  [*] definition subject to change by GE based on modifications in configuration, assembly processes, and/or shipping requirements.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	[*] [*] $ [*]

BASE PRICES FOR NEW [*]

Prices Applicable to Deliveries through [*]

Item 1. [*] [*] [*]*	Base Price January 2017 US Dollars [*] $ [*] $ [*] $ [*]

A.  Base prices are effective for basic [*] (including associated equipment and maximum climb thrust increase), Option Equipment and Modules delivered to WLFC by GE on or before [*].  The base prices are Ex Works, Evendale, Ohio, or point of manufacture, subject to adjustment for escalation, and WLFC shall be responsible, upon delivery, for the payment of all taxes, duties, fees or other similar charges.

B.  The selling price of [*] basic [*], Optional Equipment and Modules ordered for delivery after the period set forth in Paragraph A above shall be the base price then in effect, which base price shall be subject to adjustment for escalation in accordance with GE’s then-current escalation provisions.

C.  *[*] pricing is for reference only.  Actual price will be based on vendor catalog price in effect at the time of delivery.

D.  [*] definition subject to change by GE based on modifications in configuration, assembly processes, and/or shipping requirements.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT B-1

[*] Spare Engines or [*] Escalation Formula

[*]

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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ATTACHMENT  C

Conditions For Delay/Cancellation

1.     Cancellation of Spare Engines

Buyer recognizes that harm or damage will be sustained by GE if Buyer to accept delivery of the Spare Engines when duly tendered. Within [*] calendar days of any such cancellation or failure to accept delivery occurs, Buyer shall remit to GE a cancellation charge equal to [*] percent ([*] %) of the new Spare Engine base price, and a cancellation charge equal to [*] percent ([*] %) of the used Spare Engine base price in accordance with Attachment B hereto.

The Parties acknowledge such cancellation charge to be a reasonable estimate of the minimum harm or damage to GE in such circumstances.

GE shall retain any progress payments or other deposits made to GE for any such cancelled Engine or failure to accept delivery. Such progress payments will be applied to the cancellation charge for such Engine, Progress payments held by GE in respect of any such Engine which are in excess of such amounts will be promptly refunded to Buyer, provided Buyer is not then in arrears on other amounts owed to GE.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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ATTACHMENT D

ENGINE WARRANTY PLAN

SECTION I - WARRANTIES

A.    New Engine Warranty

1.       GE warrants each new Engine and Module against Failure for the initial [*] Engine Flight Hours (“EFH”) as follows:

a.        Parts Credit Allowance will be granted for any Failed Parts.

b.       Labor Allowance for disassembly, reassembly, test and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

c.        Such Parts Credit Allowance and Labor Allowance will be:  100% from new to [*] EFH and decreasing pro rata from 100% at [*] EFH to zero percent at [*] EFH.

2.       As an alternative to the above allowances, GE shall upon request of Buyer:

a.        Arrange to have Failed Engines and Modules repaired per the terms of Paragraph 1 above, at a facility designated by GE.

B.     New Parts Warranty

In addition to the warranty granted for Spare Engines and Modules GE warrants Parts as follows:

1.       During the first [*] EFH for such Parts GE will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for Failed Parts.

2.       GE will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at [*]  EFH Part Time to zero percent at the applicable hours designated in the applicable Engine Parts Table set forth in Attachment E to this Attachment D.

C.     Ultimate Life Warranty

1.       GE warrants Ultimate Life limits on a rotating Part for which a FAA imposed Ultimate Life limitation is published provided the Part has always been operated in GE approved configurations and has been maintained in accordance with GE technical documents and recommendations.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.       For rotating LLP, GE will grant a pro rata Parts Credit Allowance of 100% when new and a credit allowance decreasing pro rata from 100% at new to zero percent at [*]  Engine Flight Cycles (“EFC”).   Credit will be granted only when such rotating Parts are permanently removed from service by a U.S. Government imposed Ultimate Life Limitation of less than [*]  EFC.  Credit will not be granted under this Ultimate Life Warranty for any individual Failure or other cause not related to the total usage capability of all such Parts in Buyer service.  For the avoidance of doubt, the Non-Rotating LLP will decrease on a pro rata from 100% at new to zero percent at [*]  EFH or [*]  Engine Flight Cycles (“EFC”) whichever occurs first.  Credit will not be granted under this Ultimate Life Warranty for any individual Failure or other cause not related to the total usage capability of all such Parts in Buyer service.

D.    Campaign Change Warranty

1.       A campaign change will be declared by GE when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a time compliance GE Service Bulletin implementing an Airworthiness Directive.  GE will grant the following Parts Credit Allowances:

(i)         100% for Parts in inventory or removed from service when new or with [*]  EFH or less total Part Time.

(ii)       Pro rata for Parts in inventory or removed from service decreasing pro rata from 100% at [*]  EFH to zero percent at [*]  EFH or the applicable hours designated in the applicable Engine Parts Table set forth in Attachment I to this Exhibit A, whichever is earlier.

2.       Labor Allowance - GE will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of GE-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance GE Service Bulletin implementing an Airworthiness Directive.

3.       Life controlled Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits including FAA Airworthiness Directive, are excluded from Campaign Change Warranty.

E.     Warranty Pass-On

If requested by Buyer and consented to by GE in writing, which consent will not be unreasonably withheld, GE will permit assignment of the warranty support for Engines sold by Buyer to commercial Buyer operators, or to other aircraft operators.  Such warranty support will be limited to Engines or Parts which were purchased under this Agreement or to initially installed Engines purchased by Buyer from the Aircraft manufacturer and apply to the unexpired portion of the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty, Campaign Change Warranty, Vendor Back-Up Warranty, and Vendor Interface Warranty (collectively, the “Engine Warranties”), and will require such operator(s) to agree

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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GE PROPRIETARY INFORMATION
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in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to the Engine Warranties.

Seller's consent shall not be required for the assignment by Buyer of Buyer’s rights to the Engine Warranties to (i) Buyer’s subsidiaries and affiliates, including, Willis Engine Structured Trust III, Willis Engine Securitization Trust II, Willis Aeronautical Services, Inc., Willis Asset Management Limited, CASC Willis Engine Lease Company Limited and Willis Mitsui & Co Engine Support Limited, (ii) an owner trustee for the benefit such abovementioned affiliates or subsidiaries, (iii) to a bona fide third party leasing company, investment fund, bank or one or more financing institutions,  or (iv) each such assignment made in respect to Buyer's initial financing of one or more spare Engine(s), as the case may be.  In exercising any rights under such Engine Warranties, such assignee shall be conclusively deemed to have accepted the applicable terms and conditions of this GTA, including the limitations, applicable to the Engine Warranties.  The exercise by such assignee of any rights to the Engine Warranties shall not release Buyer from any of its duties or obligations to Seller under this GTA except to the extent of actual performance by the assignee.  Seller’s liability to either or both Buyer and its assignee shall not be increased, duplicated or multiplied in any way by reason of such assignment.  Buyer shall provide the assignee an extracted copy of the terms and conditions of this GTA (including a copy of this paragraph) applicable to the Engines Warranties. Seller’s consent to the assignment under the foregoing terms shall be deemed fulfilled, without further action by the Seller, upon receipt by Seller of Buyer’s written notice identifying the assignee of the Engine Warranties.

F.   Vendor Back-Up Warranty

1.   GE controls and accessories vendors provide a warranty on their products used on GE Engines.  This warranty applies to controls and accessories sold to GE for delivery on installed or spare Engines and controls and accessories sold by the vendor to Buyer on a direct purchase basis.  In the event the controls and accessories suffer a failure during the vendor’s warranty period, Buyer will submit a claim directly to the vendor in accordance with the terms and conditions of the vendor’s warranty.

2.   In the event a controls and accessories vendor fails to provide a warranty at least as favorable as the GE New Engine Warranty (for complete controls and accessories) or New Parts Warranty (for components thereof), or if provided, rejects a proper claim from Buyer, GE will intercede on behalf of Buyer to resolve the claim with the vendor.  In the event GE is unable to resolve a proper claim with the vendor, GE will honor a claim from Buyer under the provisions and subject to the limitations of GE’s New Engine or New Parts Warranty, as applicable.  Settlements under Vendor Back-Up Warranty will exclude credits for resultant damage to or from controls and accessories procured directly by Buyer from vendors.

G.  Vendor Interface Warranty

Should any control or accessory, for which GE is responsible, develop a problem due to its environment or interface with other controls and accessories or with an Engine, Module or

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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equipment supplied by the aircraft manufacturer, GE will be responsible for initiating corrective action.  If the vendor disclaims warranty responsibility for Parts requiring replacement, GE will apply the provisions of its New Parts Warranty to such Part whether it was purchased originally from GE or directly from the vendor.

H.  THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

SECTION II - GENERAL CONDITIONS

A.    Buyer will maintain adequate operational and maintenance records and make these available for GE inspection.

B.     GE will deny a claim under any of the Warranty provisions, and the Warranty provisions will not apply if it has been reasonably determined by GE that:

(1)    [*]

C.     The express provisions herein set forth the maximum liability of GE with respect to all claims of any kind under this Attachment D, including, without limitation, contracts, warranty, tort and negligence arising out of the manufacture, design, sale, possession, use or handling of the Products (including Engines installed on Buyer’s owned or leased aircraft as original equipment and engines obtained, acquired, leased or operated before or after the execution of this Agreement) or Parts thereof or therefor, and in no case shall GE’s liability to Buyer exceed the purchase price (or in the absence of a purchase price, the fair market value) of the Engine, service or other thing giving rise to Buyer’s claim.  In no event shall GE be liable for incidental, special, punitive or consequential damages.  For the purpose of this Section II, the term “GE” shall be deemed to include the General Electric Company, its subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each. If Buyers uses non- GE Parts or non- GE approved repairs and such parts or repairs cause personal injury, death or property damage to third parties, Buyer shall indemnify and hold harmless GE from all claims and liabilities connected therewith. This indemnification shall survive termination of this Agreement.

D.    Buyer shall apprise GE of any Failure within [*]  days after the discovery of such Failure.  Any Part for which a Parts Credit Allowance is requested by Buyer shall be returned to GE upon specific request by GE and must be accompanied by sufficient information to identify the Part and the reason for its return.  In such event, upon return to GE, such Part shall become the property of GE unless GE directs otherwise.  Transportation expenses shall be borne by GE.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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E.     The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part.  The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

F.     Buyer will cooperate with GE in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

G.     If compensation becomes available to Buyer under more than one warranty or other Engine program consideration, Buyer will not receive duplicate compensation but will receive the compensation most beneficial to Buyer under a single warranty or other program consideration.

H.     Any repair which is performed without the prior authorization of GE will not be covered by the applicable warranty.

I.      Transportation to and from repair facilities shall be paid by Buyer.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT E

[*] WARRANTY PARTS LIST*

ENGINE FLIGHT HOURS
[*] [*] [*]
Fan Rotor
[*]
[*]
[*]
[*]
[*]
[*]
[*]
Fan Stator
[*]
[*]
[*]
[*]
[*]
[*]
[*]
Compressor Rotor
[*]
[*]
Compressor Stator
[*]
[*]
[*]
[*]
Combustor
[*]
[*]
HPT Rotor
[*]
[*]
[*]
[*]
[*]
[*]
HPT Stator
[*]
[*]
[*]

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]
LPT Rotor
[*]
[*]
[*]
[*]
[*]
LPT Stator
[*]
[*]
[*]
Fan Frame
[*]
[*]
[*]
Turbine Center Frame
[*]
[*]
Turbine Rear Frame
[*]
[*]
[*]
Main Engine Bearings
Gearboxes
[*]
[*]
[*]
[*]
Air Duct
Sump Air and Oil Seals
Controls & Accessories-Engine
All Basic Engine items are warranted to [*] hours

*  Warranty Parts List may change as Engine program evolves

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT F

[*]Equipment

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT G

[*] used Spare Engines QEC listing

Aircraft QEC (customer selects which hardware they will purchase and which they will transfer)	varies by configuration	varies
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ATTACHMENT H

FORM OF

CERTIFICATE OF ACCEPTANCE

                             (“Buyer”) hereby certifies that pursuant to the Letter Agreement dated as of [Date], by and between                                  (“Seller”) and Buyer (the “Engine Sales Agreement”), in connection with the sale by Seller to Buyer of the used/new General Electric model [*] aircraft engines bearing the manufacturer’s serial number  (the “Engines”)   Engines:

(a)        Buyer has inspected the Engines, including all technical records, and is satisfied the Engine conforms with the delivery condition requirements as set forth in the Engine Sales Agreement;

(b)      Buyer has inspected, found to be complete and satisfactory to it and received all of the Engine’s technical documents.

Date: _____________

Company Name

By:

Name:

Title:

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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FORM OF

BILL OF SALE

Pursuant to the Letter Agreement, dated [Date], by and between Willis Lease Finance Corporation (“Buyer”) and General Electric (“Seller”) (the “Engine Sales Agreement”), and for and in consideration of the Purchase Price, and other good and valuable consideration, the payment of which is described in the Engine Sales Agreement, Seller, the owner of full legal and beneficial title to:

Identification of the Engine

Engine Model	Engine Serial Number
[*]	xxx-xxx

has as of the ____ day of [Date], sold, granted, transferred and delivered all right, title, and interest in and to the above listed engine to Buyer, and to its successors and assigns, to have and to hold said Engine forever.

Seller hereby warrants to Buyer that at the time of delivery of the Engine to Buyer, Seller was the lawful owner of the Engine with good title thereto; that said the Engine is free from all claims, liens, encumbrances and rights of others; that Seller has good and lawful right to sell the Engine; that there is hereby conveyed to Buyer on the date hereof good and marketable title to the Engine free and clear of all liens, claims, charges and encumbrances and that Seller will warrant and defend such title against all claims and demands of all persons, whomsoever arising from any event or condition occurring prior to the delivery of the Engine by Seller to Buyer.

This Bill of Sale will be governed in accordance with the laws of the State of New York, U.S.A.; except, that New York conflict of law rules will not apply if the result would be the application of the laws of another jurisdiction.

The undersigned has caused this Bill of Sale to be signed by a duly authorized officer as of this ___ day of [Month, Year].

GENERAL ELECTRIC COMPANY

By:

Printed Name:

Title:

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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